Supplement dated June 5, 2015 to the

PNC Advantage Funds Institutional Shares, Advisor Shares, and Service Shares Prospectus and PNC Advantage Institutional Government Money Market Fund Summary Prospectus each dated September 29, 2014

PNC Advantage Institutional Government Money Market Fund

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus and should be read in conjunction with such prospectus.

On June 4, 2015, the Boards of Trustees of PNC Funds and PNC Advantage Funds (the “Board”) approved an Agreement and Plan of Reorganization pursuant to which PNC Advantage Institutional Government Money Market Fund (the “Target Fund”) would be reorganized with and into PNC Government Money Market Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”) (such transaction being referred to as the “Reorganization”). Upon completion of the Reorganization, Institutional Class shareholders of the Target Fund will become Class I shareholders of the Acquiring Fund, and Advisor Class shareholders of the Target Fund will become Advisor Class shareholders of the Acquiring Fund.

Both Funds are managed by PNC Capital Advisors, LLC (the “Adviser”). The Target Fund and Acquiring Fund have substantially similar investment objectives (as shown below) and their principal investment strategies are identical.

	Target Fund (PNC Advantage Institutional Government Money Market Fund)	Acquiring Fund (PNC Government Money Market Fund)
Investment Objective	The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity.	The Fund seeks to provide high current income consistent with stability of principal and liquidity.

The expense ratios borne by shareholders of the Target Fund are expected to remain the same or to be reduced modestly immediately after the Reorganization. For more information on the Acquiring Fund, please read its prospectus, which can be downloaded at www.pncfunds.com/Forms_Literature/Prospectuses/default.fs or requested by calling 1-800-622-FUND (3863).

The Reorganization is expected to be a tax-free reorganization, such that shareholders in the Target Fund will not realize any gains or losses for U.S. federal income tax purposes as a direct result of the Reorganization. Prior to the merger, the Target Fund expects to distribute all or substantially all of its undistributed net income to its shareholders.

Expenses related to the issuance of additional shares of the Acquiring Fund in the Reorganization will be borne by the Acquiring Fund, and expenses related to printing and mailing communications to Target Fund shareholders will be borne by the Target Fund. All other expenses of the Reorganization will be allocated pro rata between the Target Fund and the Acquiring Fund based on the pre-reorganization value of the assets of each Fund, except that the Adviser will bear expenses to the extent that such expenses exceed the anticipated reduction in expenses borne by the Funds’ shareholders over the three (3) years following the Reorganization.

The closing date of the Reorganization is expected to occur on or about September 14, 2015. Management of the Funds may change the closing date without notice to shareholders. Shareholder approval is not required to effect the reorganization.

In connection with the Reorganization, the Board also resolved to terminate the Service Class shares of the Target Fund. Accordingly, Service Class shares are no longer available for purchase.

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Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-ADV-0615